SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): October 22, 2003


                              FTI CONSULTING, INC.
               (Exact Name of Registrant as Specified in Charter)



           Maryland                      001-14875               52-1261113
           --------                      ---------               ----------
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


            900 Bestgate Road, Suite 1000, Annapolis, Maryland 21401
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (410) 224-8770



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     Agreement to Acquire KPMG LLP's Dispute Advisory Services Business

     FTI Consulting, Inc. ("FTI") has entered into a definitive asset purchase agreement dated October 22, 2003 with KPMG LLP to acquire, through FTI's newly formed acquisition subsidiary, DAS Business LLC, substantially all of KPMG LLP's domestic Dispute Advisory Services business (the "DAS Business") for approximately $89.1 million in cash. The DAS Business is presently operated (and historically has been operated) by KPMG LLP as a component of its forensic accounting and investigatory practice group -- KPMG Forensic.

     The acquisition is subject to customary closing conditions, including the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and is expected to be consummated during the fourth quarter of 2003.

     Share Repurchase Program

     Separately, FTI approved the establishment of a share repurchase program under which FTI may purchase, from time to time, up to $50 million in value of its common shares over the next 12 months. Such shares are intended to be purchased in open market or privately negotiated transactions, and be funded with a combination of cash on hand, existing credit lines and/or new credit facilities.

     A copy of the asset purchase agreement is attached hereto as Exhibit 2.1 and the full text of FTI's press release issued on October 22, 2003 relating the acquisition and the establishment of the share repurchase program is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         Exhibit Number                                 Description
         --------------------       --------------------------------------------
              2.1                   Asset Purchase Agreement dated October 22,
                                    2003, by and among KPMG LLP, DAS Business
                                    LLC and FTI Consulting, Inc.

              99.1                  Press Release of FTI Consulting, Inc. dated
                                    October 22, 2003.


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ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 22, 2003, FTI issued a press release that announces financial information for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

     The press release filed herewith as Exhibit 99.1 presents earnings before interest, taxes, depreciation and amortization -- EBITDA -- a non-GAAP financial measure. A non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts (or is subject to adjustments that have the effect of excluding amounts) that are included in the most directly comparable GAAP line items presented in the issuer's financial statements. In this regard, GAAP refers to U.S. generally accepted accounting principles. Pursuant to the requirements of SEC Regulation G, FTI has included a reconciliation in the earnings release portion of the press release filed herewith as Exhibit 99.1 of the non-GAAP financial measure to what, in the view of management, is the most directly comparable U.S. GAAP financial measure.

     The aforementioned presentation of EBITDA should be considered in addition to, but not as a substitute for, the GAAP measures contained in the Condensed Consolidated Statement of Income of FTI included in the press release. Management of FTI believes that these measures and the information they provide are useful to investors because they permit investors to view FTI's performance on the same basis used by management and are often used by research analysts in the comparison of peer entities within the consulting industry.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FTI CONSULTING, INC.



Dated: October 22, 2003             By: /s/ Theordore I. Pincus
                                       -----------------------------------------
                                            Theodore I. Pincus
                                            Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX



         Exhibit Number                                 Description
         --------------------       --------------------------------------------
              2.1                   Asset Purchase Agreement dated October 22,
                                    2003, by and among KPMG LLP, DAS Business
                                    LLC and FTI Consulting, Inc. FTI Consulting,
                                    Inc.agrees to furnish supplementally any omitted schedule to the Commission upon request.

              99.1                  Press Release of FTI Consulting, Inc. dated
                                    October 22, 2003.